SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 20:	SUBSEQUENT EVENTS

a.
In January 2018, the Company executed a repricing of 8,050,176 stock options of the Company's employees, directors, and executive officers, previously granted. As part of the repricing, the options' exercise price was adjusted to $1.08 (determined based on the weighted average price of the Company's ordinary shares on Nasdaq in the last 90 days prior to the repricing). In addition, the vesting period was adjusted as follows – (i) grants issued prior to January 1, 2015, shall vest over a twelve months period in quarterly installments whether or not currently vested or would have been vested by that time; (ii) grants issued after January 1, 2015 will be subject to the following vesting schedule: one third shall vest over twelve months in equal quarterly installments, and the remaining two-thirds shall vest over twenty four months in equal quarterly installments whether or not currently vested or would have been vested by that time. The expiration date of the adjusted options shall be seven years from the date hereof.  The total incremental fair value of these options amounted to $1,471, and was determined based on the binomial pricing options model using the following assumptions: early exercise multiple: 250% - 300%, risk free interest rate of 1.7% - 2.3%, expected volatility of 51% - 57%, forfeiture rate post vesting of 17% - 23%, and dividend yield of: 0%.

b.
In January 2018, the Company initiated a restructuring plan mainly to reduce workforce, close certain facilities, as well as other cost saving measures. Pursuant to this restructuring plan, in 2018, the Company incurred cumulative charges of $2,270 as follows:

Payroll and share-based compensation expenses	$1,418
Lease facilities and related expenses	852

Total restructuring costs	$2,270